UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2016

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Supplemental Income Security Plan
Since 1982, MDU Resources Group, Inc. (the "Company") has offered certain key executives benefits under a defined benefit nonqualified retirement plan, referred to as the SISP, which provides participants with additional retirement income and death benefits. Effective February 11, 2016, the SISP was amended to freeze the plan to new participants and not allow further upgrades for existing participants.
Patrick L. O'Bryan Resignation
On February 17, 2016, Patrick L. O'Bryan, President and Chief Executive Officer of Fidelity Exploration & Production Company, notified the Company that he is resigning effective February 29, 2016.
Patrick L. O'Bryan 2016 Compensation
On February 10, 2016, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company granted Mr. O'Bryan a $200,000 cash award with respect to 2016, which the Board approved on February 11, 2016. Mr. O'Bryan is also eligible to receive additional payment pursuant to the sales bonus he was granted in 2015 should the sale of additional properties of the Company's exploration and production segment close prior to his termination of employment.
2016 Annual Incentive Awards
On February 10, 2016, the Committee established 2016 annual incentive award opportunities for the executive officers including some of those officers who were the named executive officers in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders, and some of those who will be named executive officers in the proxy statement for the 2016 Annual Meeting of Stockholders (the “NEOs”). The Board approved the award opportunities at its meeting on February 11, 2016. The 2016 annual incentive award opportunities for the NEOs are set forth in the 2016 Annual Incentive Award Opportunity Chart, which is filed as Exhibit 10.1 and incorporated herein by reference.
The 2016 awards for David L. Goodin, President and Chief Executive Officer of the Company, David C. Barney, President and Chief Executive Officer of the construction materials and contracting segment, and Jeffrey S. Thiede, President and Chief Executive Officer of the construction services segment, were made pursuant to the Long-Term Performance-Based Incentive Plan (the “LTIP”).  The form of Annual Incentive Award Agreement under the LTIP is filed as Exhibit 10.2 hereto. The 2016 award for Doran N. Schwartz, Vice President and Chief

Financial Officer of the Company, was made pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan (the “EICP”).
Except as the Committee may otherwise determine, in order to be eligible to receive an annual incentive award payment under the LTIP, participants must remain employed by the Company through December 31, 2016. The Committee has full discretion to determine the extent to which goals have been achieved, the payment level, whether any final payment will be made and whether to adjust awards downward based upon individual performance. Unless otherwise determined and established in writing by the Committee within 90 days of the beginning of the performance period, no adjustment shall be made to the performance goals if the adjustment would increase the annual incentive award payment. The Committee may use negative discretion and adjust any annual incentive award payment downward, using any subjective or objective measures as it shall determine. The application of any reduction, and the methodology used in determining any such reduction, is in the sole discretion of the Committee.
With respect to annual incentive awards granted pursuant to the EICP, participants who retire during the year at age 65 pursuant to their employer’s bylaws remain eligible to receive an award. Subject to the Committee’s discretion, participants who terminate employment for other reasons are not eligible for an award, except that a prorated award may be paid to participants who transfer between their employer at the time the award is granted and MDU Resources Group, Inc. or any of its business segments, divisions or subsidiaries. The Committee has full discretion to determine the extent to which performance measures have been achieved, the payment level and whether any final payment will be made. Once performance measures are approved by the Committee for EICP awards, the Committee generally does not modify the measures. However, if major unforeseen changes in economic and environmental conditions or other significant factors beyond the control of management substantially affected management’s ability to achieve the specified performance targets, the Committee, in consultation with the chief executive officer, may modify the performance targets. Such modifications will only be considered in years of unusually adverse or favorable external conditions.

Payments are based upon achievement relative to established annual performance measures. The target incentive awards were established based upon the officers’ positions and base salaries as follows:

Name	Position	2016 Annual Incentive Target (as % of Base Salary)
David L. Goodin	President and Chief Executive Officer of the Company	100
Doran N. Schwartz	Vice President and Chief Financial Officer of the Company	65
David C. Barney	President and Chief Executive Officer of construction materials and contracting segment	75
Jeffrey S. Thiede	President and Chief Executive Officer of construction services segment	75

Payment will range (i) from zero to 240% of the target for Messrs. Barney and Thiede and (ii) from zero to 200% of the target for Messrs. Goodin and Schwartz based upon achievement of the performance measures. The 2016 performance measures and goal weightings are as follows:

Twenty percent (20%) of the annual incentive awards for the business segment leaders will be based on Company earnings per share (“EPS”), adjusted to exclude the (i) effect on earnings at the Company level of intersegment eliminations, (ii) income statement impact due to losses on asset sales or dispositions that are approved by the Board, (iii) effect on earnings of any noncash (unrealized) gains or losses that are the result of accounting for any hedging activity, and (iv) assessed withdrawal liabilities relating to multi-employer pension plans. Intersegment eliminations are intercompany balances and transactions that will be eliminated in consolidation (as will be reported in the notes to the Company’s financial statements for the fiscal year ending December 31, 2016), except for certain transactions related to the Company’s regulated operations in accordance with GAAP.

The 2016 award opportunity for Mr. Barney is:

Construction Materials & Contracting (“CMC”) David C. Barney Annual 2016 Performance Measures
Percent of CMC Target Earnings Achieved		Percent of Payout
Less than 85%		0%
85%		25%
100%	<--------- Target --------->	100%
150%		200%
167.2%		250%
This component has a weight factor of 80%
Percent of MDU Resources Diluted Adjusted EPS Achieved		Percent of Payout
Less than 85%		0%
85%		25%
100%	<--------- Target --------->	100%
115%		200%
This component has a weight factor of 20%
For the purpose of calculating payouts, any achievement within the ranges noted on the above incentives will be determined by linear interpolation for payment.
CMC Earnings is defined as GAAP earnings reported for the segment, adjusted to exclude the (i) income statement impact due to losses on asset sales or dispositions that are approved by the Board and (ii) assessed withdrawal liabilities relating to multi-employer pension plans.

The 2016 award opportunity for Mr. Thiede is:

Construction Services (“CSG”) Jeffrey S. Thiede Annual 2016 Performance Measures
Percent of CSG Target Earnings Achieved		Percent of Payout
Less than 80%		0%
80%		25%
100%	<--------- Target --------->	100%
150%		200%
210%		250%
This component has a weight factor of 80%
Percent of MDU Resources Diluted Adjusted EPS Achieved		Percent of Payout
Less than 85%		0%
85%		25%
100%	<--------- Target --------->	100%
115%		200%
This component has a weight factor of 20%
For the purpose of calculating payouts, any achievement within the ranges noted on the above incentives will be determined by linear interpolation for payment.
CSG Earnings is defined as GAAP earnings reported for the segment, adjusted to exclude the (i) income statement impact due to losses on asset sales or dispositions that are approved by the Board and (ii) assessed withdrawal liabilities relating to multi-employer pension plans.

The 2016 award opportunity available to the President and Chief Executive Officer of the pipeline and midstream segment and refining segment combined is:

Pipeline and Midstream, and Refining (“P&M and Refining”) President and Chief Executive Officer Annual 2016 Performance Measures
Percent of P&M Target Earnings Achieved		Percent of Payout
Less than 85%		0%
85%		25%
100%	<--------- Target --------->	100%
115%		200%
This component has a weight factor of 28%
Percent of P&M Target Return on Invested Capital (ROIC) Achieved		Percent of Payout
Less than 85%		0%
85%		25%
100%	<--------- Target --------->	100%
115%		200%
This component has a weight factor of 28%
Percent of Refining Optimum Refining Production Achieved		Percent of Payout
Less than 75%		0%
75%		25%
85%	<--------- Target --------->	100%
95%		200%
This component has a weight factor of 24%
Percent of MDU Resources Diluted Adjusted EPS Achieved		Percent of Payout
Less than 85%		0%
85%		25%
100%	<--------- Target --------->	100%
115%		200%
This component has a weight factor of 20%
For the purpose of calculating payouts, any achievement within the ranges noted on the above incentives will be determined by lineal interpolation for payment.
P&M Earnings is defined as GAAP earnings adjusted to exclude the (i) income statement impact due to losses on asset sales or dispositions that are approved by the Board and (ii) effect on earnings of any noncash (unrealized) gains or losses that are the result of accounting for any hedging activity.

Optimum refining production is defined as barrels of production per day at plant design capacity less planned outages.
The 2016 award opportunity available to the President and Chief Executive Officer of the electric and natural gas distribution (utility) segment is:
`

Electric and Natural Gas Distribution (“Utility”) President and Chief Executive Officer Annual 2016 Performance Measures
Percent of Utility Target Earnings Achieved		Percent of Payout
Less than 85%		0%
85%		25%
100%	<--------- Target --------->	100%
115%		200%
This component has a weight factor of 40%
Percent of Utility Target Return on Invested Capital (ROIC) Achieved		Percent of Payout
Less than 85%		0%
85%		25%
100%	<--------- Target --------->	100%
115%		200%
This component has a weight factor of 40%
Percent of MDU Resources Diluted Adjusted EPS Achieved		Percent of Payout
Less than 85%		0%
85%		25%
100%	<--------- Target --------->	100%
115%		200%
This component has a weight factor of 20%
For the purpose of calculating payouts, any achievement within the ranges noted on the above incentives will be determined by lineal interpolation for payment.

Utility Earnings is defined as GAAP earnings reported for the segment, adjusted to exclude the (i) income statement impact due to losses on asset sales or dispositions that are approved by the Board and (ii) assessed withdrawal liabilities relating to multi-employer pension plans.

The amount of annual incentive award earned, if any, for executives at the MDU Resources Group level, including Messrs. Goodin and Schwartz, will be determined based on the following formula:
Annual Incentive Award Earned = Payout Percentage X Target Award
The payout percentage will be the sum of the products that result from multiplying (x) the percentage of annual incentive target achieved based on the award opportunity for each of the Company's business segment leaders by (y) the business segment’s percentage of average invested capital. If the percent of payout for the earnings goal in the construction materials and contracting segment or the construction services segment should exceed 200%, the payment for the earnings goal for purposes of calculating the awards earned for executives at the MDU Resources Group level will be capped at 200%. The business segments are (i) construction materials and contracting, (ii) construction services, (iii) pipeline and midstream, and refining, combined, and (iv) electric and natural gas distribution (utility).
2016 Long-Term Incentive Awards
Revised Performance Share Award Agreement
On February 10, 2016, the Committee approved a revised Performance Share Award Agreement (the “Agreement”) to be used for future awards under the Long-Term Performance-Based Incentive Plan. The form of Agreement is filed as Exhibit 10.3 hereto and incorporated herein by reference.
The Agreement was revised to remove provisions relating to the disposition of Fidelity Exploration & Production Company as this is no longer a business segment.
No changes were made to percentile rank and payout percentages. Assuming the Company's three-year total stockholder return (“TSR”) is positive, from 0% to 200% of the target grant will be paid out, depending on the Company's TSR compared to the TSRs of companies in the Peer Group, as follows:

Percentile Rank	Payout Percentage (% of Target Award)
75th or higher	200%
50th	100%
25th	20%
less than 25th	0%
If the Company achieves a percentile rank between the 25th and 50th percentiles, the payout percentage will be equal to 20%, plus 3.2% for each percentile rank whole percentage above the 25th percentile. If the Company achieves a percentile rank between the 50th and 75th percentiles, the payout percentage will be equal to 100%, plus 4.0% for each percentile rank whole percentage above the 50th percentile.

The Company will pay dividend equivalents in cash on the number of shares actually earned for the performance period. The dividend equivalents will be paid at the same time as the performance share awards are paid.
If the Company's TSR for the performance period is negative, the number of shares otherwise earned, if any, for the Performance Period will be reduced in accordance with the following table:

TSR	Reduction In Award
0% through -5%	50%
-5.01% through -10%	60%
-10.01% through -15%	70%
-15.01% through -20%	80%
-20.01% through -25%	90%
-25.01% or below	100%

2016 Performance Share Awards
On February 10, 2016, the Committee established 2016 long-term incentive award opportunities in the form of performance shares with dividend equivalents for the executive officers including some of those officers who were the NEOs. The Board approved the award opportunities at its meeting on February 11, 2016. The 2016 long-term incentive award opportunities for the NEOs are set forth in the 2016 Performance Share Award Opportunity Chart, which is filed as Exhibit 10.4 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description of Exhibit
10.1	MDU Resources Group, Inc. 2016 Annual Incentive Award Opportunity Chart
10.2	Form of Annual Incentive Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 10, 2016
10.3	Form of Performance Share Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 10, 2016
10.4	MDU Resources Group, Inc. 2016 Performance Share Award Opportunity Chart

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2016

MDU RESOURCES GROUP, INC.

By:	/s/ Doran N. Schwartz
Doran N. Schwartz Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	MDU Resources Group, Inc. 2016 Annual Incentive Award Opportunity Chart
10.2	Form of Annual Incentive Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 10, 2016
10.3	Form of Performance Share Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended February 10, 2016
10.4	MDU Resources Group, Inc. 2016 Performance Share Award Opportunity Chart